Exhibit 99.1
April 11, 2023
Spectral MD Holdings, Ltd.
 (“Spectral MD” or the “Company”)

Spectral MD Holdings, Ltd., an FDA Breakthrough Designated company focused on Artificial Intelligence driven Medical Diagnostic Solutions, to be Listed on Nasdaq Through Business Combination with Rosecliff Acquisition Corp I

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Spectral MD is an Artificial Intelligence (AI) company focused on predictive medical diagnostics. The Company’s FDA Breakthrough Designated DeepView AI Wound Diagnostics platform (“DeepView”) uses proprietary algorithms to predict wound healing

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The proposed Transaction values Spectral MD at an estimated enterprise value of $170 million, equivalent to approximately 101p per share, a significant premium to Spectral MD’s current AIM share price. All valuations included in this press release assume that there are no redemptions in the Transaction

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Net proceeds of the proposed Transaction (as defined below) will be used to accelerate readiness for material potential federal contracts, to enhance Spectral MD’s efforts for broad commercialization opportunities in the U.S., EU and U.K., including both burn and diabetic foot ulcer (DFU) indications, 3-D wound size measurement, digital wound assessment, and to accelerate the development of additional pipeline clinical applications

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Spectral MD believes there will be a significant U.S. federal procurement contract for the commercialization of DeepView, having previously been awarded over $125 million of non-dilutive contracts from the U.S. government through federal mass casualty countermeasure programs to develop DeepView for the healing assessment of burns

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The proposed Transaction is expected to be completed in Q3 2023, subject to, among other things, the approval by Rosecliff stockholders and Spectral MD shareholders and the satisfaction or waiver of other customary closing conditions

LONDON, U.K. AND DALLAS, TX, U.S. – Spectral MD Holdings, Ltd. (AIM: SMD), an AI company focused on medical diagnostics for faster and more accurate treatment decisions in wound care, announces it has entered into a business combination agreement to combine (the “Transaction”) with Rosecliff Acquisition Corp I (“Rosecliff”, Nasdaq: RCLF), a special purpose acquisition company listed on Nasdaq (the “Combined Company”). Upon completion of the Transaction, the Combined Company expects to operate under the expected name Spectral AI and to be listed on Nasdaq under the symbol MDAI. Following the completion of the proposed transaction, the Combined Company will operate under the same management team, led by founder and Chief Executive Officer Wensheng Fan with current Spectral MD shareholders rolling 100% of their equity into the Transaction.

The proposed Transaction is expected to provide the Combined Company with improved access to new sources of capital, accelerate readiness for material potential U.S. federal procurement contracts, and enhance company efforts for broad commercialization opportunities of its AI Wound Diagnostics Technology in the U.S., EU and U.K., including both burn and DFU indications, 3-D wound measurement, and digital wound assessment.

Wensheng Fan, Chief Executive Officer of Spectral MD, said: “This transaction is an excellent strategic move for Spectral MD. For the past 10 years, the Spectral MD team and our key partners have been developing cutting edge AI solutions that have demonstrated tremendous promise and are now on the cusp of delivering for healthcare providers and patients. Spectral MD solves an unmet need in healthcare that goes far beyond current solutions by leveraging relevant AI technology to enhance the diagnostic accuracy of the healthcare provider, improve patient outcomes and significantly lower costs. The Nasdaq listing will ensure we are well positioned to capitalize on U.S. federal procurement contracts, our planned FDA and CE mark submissions in 2023 and 2024, and our commercialization roadmap for burn, DFU, 3-D wound size measurement, as well as support the advancement of additional pipeline clinical applications. I am excited to be working with the Rosecliff team in executing our vision of transforming patient care and improving clinical outcomes.”

Mike Murphy, Chief Executive Officer of Rosecliff, said: “Great companies and great opportunities transcend current market conditions. The Rosecliff team has done its work and we believe Spectral MD to be a leading AI-driven and disruptive healthcare platform. We believe that Wensheng and his team have developed difficult-to-duplicate predictive analytics technology designed to transform treatment protocols, drive superior results for wound care management, and lower healthcare costs, all while managing a deep pipeline of additional AI-platform indications focused on delivering further benefits to consumers and value for investors. Rosecliff believes the near-term and long-term prospects for Spectral MD are exceptional and we are excited to be partnering with Spectral MD and provide the company with a new source of capital, and increased exposure, to ensure it can deliver on its growth, regulatory and commercialization initiatives.”

Spectral MD Highlights

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Proprietary AI Wound Diagnostics Platform: Spectral MD with its AI enabled FDA Breakthrough Designated DeepView platform, uses proprietary AI to assess if a wound will heal to better inform healthcare providers on next-step treatment protocols

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Significant U.S. Government Support: The Company has received over $125 million of non-dilutive government contracts from multiple federal agencies to develop its DeepView AI Wound Diagnostics Technology for burn wound healing assessment, including under the U.S. federal mass casualty countermeasures program, providing a strong foundation for the development of additional pipeline clinical applications

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Substantial Pipeline of Clinical Applications: Initially targeting burn wounds, DFU, and 3-D wound size measurement, DeepView has an extensive pipeline of potential clinical applications in AI-driven digital wound assessment. This includes venous leg ulcer, critical limb ischemia, amputation, cosmetics, and other digitally guided therapeutic opportunities

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Significant Barriers to Entry: Spectral MD’s AI model is trained and tested against a growing proprietary and clinically validated database of 263 billion data points only available to DeepView users, developed over more than eight years of clinical studies across the U.S. and Europe. The Company believes this is a significant barrier to entry for potential competitors and reflects the depth and utility of the Company’s IP portfolio

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Experienced Proven Leadership: Spectral MD is led by founder and CEO Wensheng Fan, along with a leadership team with significant medical, artificial intelligence, data analytics and manufacturing experience, providing a strong foundation for governmental and commercial success

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Commercialization Potential: Spectral MD is nearing commercialization for DeepView® with planned FDA, CE and UKCA submissions for burn and DFU indications. Submission for UKCA Mark is anticipated for burn in 2023 and DFU in 2024, submission for U.S. FDA is expected for DFU in 2024 and burn in 2025, and submission for CE Mark for EU is expected for DFU in 2024 and burn in 2025. The Company responded to a U.S. Federal Sources Sought Notice in February 2023 regarding a material potential U.S. federal procurement contract for the burn indication.

Transaction Overview

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The proposed Transaction is expected to deliver gross proceeds to Spectral MD in excess of $20 million (assuming no redemptions). This includes approximately $4.5 million held in Rosecliff’s trust (assuming no redemptions) and an expected private placement investment of no less than $15 million. The Transaction is not subject to any minimum cash condition and neither (a) minimum cash in trust or (b) any minimum PIPE financing is a condition to closing

•	The proposed Transaction values Spectral MD at an estimated enterprise value of $170 million, equivalent to approximately 101p per share on the AIM market (assuming no redemptions)
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The proposed Transaction was unanimously approved by the boards of directors of both parties and is supported by irrevocable proxies and voting agreements of existing shareholders of Spectral MD holding greater than 50% of the outstanding shares

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The proposed Transaction is expected to be completed in Q3 2023, subject to, among other things, the approval by Rosecliff stockholders and Spectral MD shareholders and the satisfaction or waiver of other customary closing conditions. The newly listed entity Spectral AI will maintain its headquarters at the current office of Spectral MD in Dallas, Texas along with current operations in the U.K. and clinical testing in the U.K. and EU

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As part of the proposed Transaction, Spectral MD intends to cancel the admission of its common stock to trading on the AIM market of the London Stock Exchange (the “Delisting”), subject to shareholder approval. Following the Delisting, all public trading of securities of the Company are expected to take place on Nasdaq

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Rosecliff’s current stockholders currently hold 8.4 million warrants, exercisable at $11.50 per share, which could provide up to an additional $97 million of cash to the Company depending on the Company’s stock price following closing of the Transaction

•	Certain of Rosecliff’s expenses relating to the Transaction are capped at $3.25 million

Whereas the Company’s board of directors (the “Spectral Board”) is confident the proposed Transaction will be consummated on a timely basis, there can be no assurances that the proposed Transaction will be completed on the expected timeframe or at all and there can be no certainty in this regard.

Spectral MD Advisors

Reed Smith LLP is serving as a legal advisor to Spectral MD. S.P. Angel Corporate Finance LLP is acting as nominated adviser and broker in connection with the Transaction.

Rosecliff Advisors

Skadden, Arps, Slate, Meagher & Flom LLP is serving as a legal advisor to Rosecliff.

About Spectral MD

Spectral MD is a predictive AI company focused on medical diagnostics for faster and more accurate treatment decisions in wound care for burn, DFU, and future clinical applications. At Spectral MD, we are a dedicated team of forward-thinkers striving to revolutionize the management of wound care by “Seeing the Unknown”® with our DeepView® Wound Diagnostics System. The Company’s DeepView® platform is the only predictive diagnostic device that offers clinicians an objective and immediate assessment of a wound’s healing potential prior to treatment or other medical intervention. With algorithm-driven results that substantially exceed the current standard of care, Spectral MD’s diagnostic platform is expected to provide faster and more accurate treatment insight, significantly improving patient care and clinical outcomes. For more information, visit the Company at: www.spectralmd.com

About Rosecliff Acquisition Corp I

Rosecliff is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Its principals possess public and private market investing experience and operational knowledge to bring value added benefits to Spectral MD. The Rosecliff team has substantial experience investing in rapidly growing and disruptive technologies across the financial, consumer, healthcare and software industries, as well as a long-term track record in creatively structuring transactions to unlock and maximize value.

Additional Information and Where to Find It

This press release is provided for informational purposes only and contains information with respect to a proposed business combination among Spectral MD, Rosecliff, Ghost Merger Sub I Inc., a wholly-owned subsidiary of Rosecliff, and Ghost Merger Sub II LLC, a wholly-owned subsidiary of Rosecliff. In connection with the proposed Transaction, Rosecliff intends to file with the U.S. Securities and Exchange Commission (the "SEC") a registration statement on Form S-4, which will include a proxy statement to be sent to Rosecliff stockholders and a prospectus for the registration of Rosecliff securities in connection with the proposed Transaction (as amended from time to time, the “Registration Statement”). A full description of the proposed Transaction is expected to be provided in the Registration Statement filed by Rosecliff with the SEC. Rosecliff's stockholders, investors and other interested persons are advised to read, when available, the Registration Statement as well as other documents filed with the SEC, as these documents will contain important information about Rosecliff, Spectral MD, and the proposed Transaction. If and when the Registration Statement is declared effective by the SEC, the proxy statement/prospectus and other relevant documents for the proposed Transaction will be mailed to stockholders of Rosecliff as of a record date to be established for voting on the proposed Transaction. Rosecliff investors and stockholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC's website at www.sec.gov.

Participants in the Solicitation

Rosecliff, Spectral MD and certain of their respective directors, executive officers, other members of management and employees may, under SEC rules, be deemed participants in the solicitation of proxies from Rosecliff's stockholders with respect to the proposed Transaction. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed Transaction of Rosecliff's directors and officers in Rosecliff's filings with the SEC, including, when filed with the SEC, the preliminary proxy statement and the amendments thereto, the definitive proxy statement, and other documents filed with the SEC. Such information with respect to Spectral MD’s directors and executive officers will also be included in the proxy statement.

No Offer or Solicitation

This press release and the information contained herein do not constitute (i) (a) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transaction or (b) an offer to sell or the solicitation of an offer to buy any security, commodity or instrument or related derivative, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction or (ii) an offer or commitment to lend, syndicate or arrange a financing, underwrite or purchase or act as an agent or advisor or in any other capacity with respect to any transaction, or commit capital, or to participate in any trading strategies. No offer of securities in the United States or to or for the account or benefit of U.S. persons (as defined in Regulation S under the U.S. Securities Act) shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. This includes, without limitation, all statements regarding (i) the proposed Transaction, including statements regarding anticipated timing of the proposed Transaction, (ii) redemptions, (iii) valuation of the proposed Transaction, (iv) the closing of the proposed Transaction, (v) the ability to regain compliance with Nasdaq Capital Market listing requirements and to maintain listing, or for the Combined Company to be listed, on the Nasdaq Capital Market, (vi) Rosecliff and Spectral MD’s managements’ expectations and expected synergies of the proposed Transaction and the Combined Company, (vii) the use of proceeds from the proposed Transaction, (viii) potential government contracts, and (ix) expected beneficial outcomes and synergies of the proposed Transaction. Generally, statements that are not historical facts, including statements concerning our possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. These forward-looking statements are expressed in good faith, and Rosecliff and Spectral MD believe there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and neither Rosecliff nor Spectral MD is under any obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Forward-looking statements are inherently subject to risks, uncertainties and assumptions. In addition to risk factors previously disclosed in Rosecliff’s reports filed with the SEC and those identified elsewhere in this press release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (i) expectations regarding Spectral MD’s strategies and future financial performance, including its future business plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and Spectral MD’s ability to invest in growth initiatives and pursue acquisition opportunities; (ii) the risk that the proposed Transaction may not be completed in a timely manner at all, which may adversely affect the price of Rosecliff’s securities; (iii) the failure to satisfy the conditions to the consummation of the proposed Transaction, including the adoption of the business combination agreement by the stockholders of Rosecliff and the shareholders of Spectral MD, and the receipt of certain governmental and regulatory approvals; (iv) the lack of third party valuation in determining whether or not to pursue the proposed Transaction; (v) the ability to regain compliance with Nasdaq Capital Market listing requirements and to maintain listing, or for the Combined Company to be listed, on the Nasdaq Capital Market; (vi) the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement; (vii) the outcome of any legal proceedings that may be instituted against Rosecliff or Spectral MD following announcement of the proposed Transaction; (viii) the inability to complete the proposed Transaction due to, among other things, the failure to obtain Rosecliff stockholder approval on the expected terms and schedule and the risk that regulatory approvals required for the proposed Transaction are not obtained or are obtained subject to conditions that are not anticipated; (ix) the risk that the proposed Transaction may not be completed by Rosecliff’s business combination deadline and the potential failure to obtain an extension of the business combination deadline; (x) the effect of the announcement or pendency of the proposed Transaction on Spectral MD’s business relationships, operating results, and business generally; (xi) volatility in the price of Rosecliff’s securities due to a variety of factors, including changes in the competitive and regulated industries in which Rosecliff plans to operate or Spectral MD operates, variations in operating performance across competitors, changes in laws and regulations affecting Rosecliff's or Spectral MD’s business, Spectral MD’s inability to implement its business plan or meet or exceed its financial projections and changes in the combined capital structure; (xii) Rosecliff’s ability to raise capital as needed; (xiii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed Transaction and identify and realize additional opportunities; (xiv) the risk that the announcement and consummation of the proposed Transaction disrupts Spectral MD’s current operations and future plans; (xv) the ability to recognize the anticipated benefits of the proposed Transaction; (xvi) unexpected costs related to the proposed Transaction; (xvii) the amount of any redemptions by existing holders of the Rosecliff common stock being greater than expected; (xviii) limited liquidity and trading of Rosecliff’s securities; (xix) geopolitical risk and changes in applicable laws or regulations; (xxi) the possibility that Rosecliff and/or Spectral MD may be adversely affected by other economic, business, and/or competitive factors; (xxii) operational risk; and (xxiii) changes in general economic conditions, including as a result of the COVID-19 pandemic. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” sections of the Rosecliff’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and the other documents filed by Rosecliff from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Any financial projections in this press release (including the enterprise value being attributed to Spectral MD in the proposed Transaction or the post-transaction enterprise value) are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Rosecliff’s and Spectral MD’s control. While all projections are necessarily speculative, Rosecliff and Spectral MD believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that Rosecliff and Spectral MD, or their representatives, considered or consider the projections to be a reliable prediction of future events. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Readers are cautioned not to put undue reliance on forward-looking statements, and neither Rosecliff nor Spectral MD assumes any obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws. Neither Rosecliff nor Spectral MC gives any assurance that it will achieve its expectations.

Special Information for U.K. Shareholders

Reasons for the AIM Delisting

The Company’s Board has resolved, subject to shareholder approval, to implement the AIM Delisting for the following reasons:

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Delisting from AIM would remove certain complexities and duplication that comes with administering two listing regimes. For example, by simplifying shareholder communications and compliance with regulatory requirements and by reducing associated costs and demand for internal resources.

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The Board expects that a Nasdaq-only listing will attract the appropriate investor base and investment style, maximizing the Company's ability to access deeper pools of capital and therefore strengthens its position to accelerate the commercialization of its AI Wound Diagnostics Technology via U.S. and European regulatory approvals and a potential U.S. federal procurement contract.

•	Existing AIM investors will be able to own, trade, and transfer shares of the Combined Company following the Transaction.

Accordingly, the Board believes that it is in the best interests of the Company and its shareholders as a whole to cancel the admission of the Company's common stock to trading on AIM.

Effect of the AIM Delisting

If the Resolution is passed by the Company’s shareholders and the Transaction is finalized, they will no longer be able to buy and sell common stock on AIM after the Delisting.

Following the AIM Delisting taking effect, the Company will comply with all regulatory requirements for the Nasdaq listing, including all applicable rules and regulations of the SEC. The Company will no longer be subject to the AIM Rules for Companies or be required to retain the services of an independent nominated adviser. The Company will also no longer be required to comply with the continuing obligations set out in the Disclosure Guidance and Transparency Rules (the "DTRs") of the Financial Conduct Authority (the "FCA") or, provided the Company's securities remain outside the scope of the regulation, U.K. MAR. In addition, the Company and its shareholders will no longer be subject to the provisions of the DTRs relating to the disclosure of changes in significant shareholdings in the Company.

Information for Holders of Spectral MD Common Stock

Shareholders who continue to hold common stock following the Delisting will continue to be notified in writing of the availability of key documents on the Company's website, including publication of annual reports and annual general meeting documentation as well as obtaining additional information annual reports and other periodic reports being available on the SEC website www.sec.gov.

For further information please contact

Spectral MD Holdings, Ltd.	IR@spectralmd.com
Vince Capone

SP Angel Corporate Finance LLP (NOMAD and Joint Broker for Spectral MD)	Tel: +44 (0)20 3470 0470
Stuart Gledhill / Harry Davies-Ball (Corporate Finance) Vadim Alexandre / Rob Rees (Sales & Broking)

The Equity Group Inc. (US Investor Relations)	dsullivan@equityny.com
Devin Sullivan	Tel: 212-836-9608

Walbrook PR Ltd (UK Media & Investor Relations)	spectralMD@walbrookpr.com
Paul McManus / Louis Ashe-Jepson /Alice Woodings	Tel: +44 (0)20 7933 8780